SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) April 14, 2005

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Item 2.02. Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

The information in this Current Report on Form 8-K, including the exhibits, is being furnished, not filed, under Items 2.02 and 7.01.

On April 14, 2005, Entergy Corporation issued a public announcement, which is attached as Exhibit 99 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99	Release, dated April 14, 2005, issued by Entergy Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By: /s/ Nathan E. Langston
Nathan E. Langston Senior Vice President and Chief Accounting Officer

Dated: April 14, 2005